Exhibit 99.1

Firefly Neuroscience Reports Third Quarter 2024 Results and Provides Stockholder Update

Company successfully listed on Nasdaq under the symbol “AIFF”

Partnered with multiple neuroscience pharmaceutical companies, including Bright Minds Bioscience, and neurologists to advance Company’s dual go-to-market strategy

TORONTO, On., November 14, 2024 – Firefly Neuroscience, Inc. (“Firefly,” “we,” or the “Company”) (NASDAQ: AIFF), an Artificial Intelligence (“AI”) company developing innovative solutions that improve brain health outcomes for patients with neurological and mental disorders, today announced its financial results for the third quarter ended September 30, 2024, and provided a stockholder update.

Firefly is dedicated to improving outcomes for people suffering with brain health illnesses by bringing objective measurement of brain activity to the front lines of healthcare. The Company’s go-to-market strategies include both supporting US neurologists in the diagnosis and optimization of patient care for conditions such as dementia, anxiety disorders, concussions, and ADHD, and collaborating with neuroscience pharmaceutical companies to reduce costs and accelerate drug development.

“We are deeply committed to executing upon two key strategic pathways to commercialize our FDA-cleared Brain Network Analytics (BNA™) technology. Through partnering with neuroscience pharmaceutical companies and by supporting US neurologists in the diagnosis and optimization of patient care, we are driven to improve outcomes for people suffering from brain health illnesses,” said Jon Olsen, CEO of Firefly. “We are thrilled to be forging strategic partnerships with globally recognized and well-respected pharmaceutical companies such as Bright Minds, Novartis and Takeda, that we believe will accelerate our growth and expand our capabilities, leveraging our proprietary database of over 77,000 EEG scans across twelve disorders. We believe that these collaborations will not only enhance our ability to drive innovations in drug development, but also position us to deliver solutions to neurologists. We are eager to deepen these relationships and harness our technology expertise to unlock new opportunities and achieve meaningful, shared success.”

Third Quarter 2024 to Date Operational and Financial Highlights:

●	Announced collaboration with Bright Minds Bioscience on Phase 2 Trial of BMB-101 in absence epilepsy and developmental epileptic encephalopathy for full analysis of EEG data
●	Partnered with Bright Minds Bioscience to analyze data from first-in-human Phase 1 study of BMB-101
●	Announced use of BNATM platform in Arrivo BioVentures’ Phase 1 Study of SP-624, the first potential treatment designed for women with major depressive disorder
●	Announced advances in AI-driven BNATM technology in neuroscience drug development after completing successful research collaborations with Takeda Pharmaceutical Company Limited and Novartis
●	Partnered with Zeto, Inc. to deploy BNA™ technology with Zeto's advanced EEG device platform
●	Integrated BNATM technology at Neurology Consultants of Dallas to enhance early detection efforts and disease management for patients with cognitive disorders
●	Appointed Dr. Stella Vnook to the Board of Directors
●	Completed merger with WaveDancer Inc. and successfully listed on the Nasdaq under the symbol “AIFF”
●	As of September 30, 2024, cash was $1.2 million.
●	As of November 12, 2024, the Company had 8,503,365 shares of common stock outstanding

About Firefly
Firefly (NASDAQ: AIFF) is an Artificial Intelligence (“AI”) company developing innovative solutions that improve brain health outcomes for patients with neurological and mental disorders. Firefly’s FDA-510(k) cleared Brain Network Analytics (BNA™) technology revolutionizes diagnostic and treatment monitoring methods for conditions such as depression, dementia, anxiety disorders, concussions, and ADHD. Over the past 15 years, Firefly has built a comprehensive database of brain wave tests, securing patent protection, and achieving FDA clearance. The Company is now launching BNA™ commercially, targeting pharmaceutical companies engaged in drug research and clinical trials, as well as medical practitioners for clinical use.

Brain Network Analytics was developed using artificial intelligence and machine learning on Firefly’s extensive proprietary database of standardized, high-definition longitudinal electroencephalograms (EEGs) of over 17,000 patients representing twelve disorders, as well as clinically normal patients. BNA™, in conjunction with an FDA-cleared EEG system, can provide clinicians with comprehensive insights into brain function. These insights can enhance a clinician’s ability to accurately diagnose mental and cognitive disorders and to evaluate what therapy and/or drug is best suited to optimize a patient’s outcome.

Please visit https://fireflyneuro.com/ for more information.

Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws concerning Firefly. These forward-looking statements include express or implied statements relating to Firefly’s management teams’ expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Firefly will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Firefly’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to development and commercialization of BNATM technology; risks related to Firefly’s ability to recognize the anticipated benefits of the merger (the “Merger”) with WaveDancer, Inc. (“WaveDancer”); risks related to Firefly’s ability to correctly estimate its operating expenses and unanticipated spending and costs that could reduce Firefly’s cash resources; the ability of Firefly to protect its intellectual property rights; competitive responses to the Merger; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments; and those factors described under the heading “Risk Factors” in the in the registration statement on Form S-4 filed by WaveDancer with the Securities and Exchange Commission on January 22, 2024, as amended, and declared effective on February 6, 2024. Should one or more of these risks or uncertainties materialize, or should any of Firefly’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Forward-looking statements included in this press release only speak as of the date they are made, and Firefly does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact
KCSA Strategic Communications
Valter Pinto or Jack Perkins

(212) 896-1254
Firefly@KCSA.com

Media Contact
KCSA Strategic Communications
Raquel Cona, Vice President
(516) 779-2630
Rcona@KCSA.com